UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 24, 2015

NATION ENERGY, INC.

 (Exact name of registrant as specified in its charter)

WYOMING	000-30193	59-2887569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite F- 1500 West 16th Avenue Vancouver, BC		V6J 2L6 Canada
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(604) 331-3399

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)

Resignation of Independent Registered Public Accounting Firm

On May 1, 2015, Nation Energy, Inc. (the "Company") received notice that the Company's auditing firm StarkSchenkein, LLP ("StarkSchenkein") announced that certain individuals have joined the practice of SingerLewak LLP ("SingerLewak").  As a result, Stark Schenkein resigned as the Company's independent registered public accounting firm, effective as of June 24, 2015.

StarkSchenkein's reports on the financial statements of the Company for the years ended March 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles with the exception of a statement regarding the uncertainty of the Company's ability to continue as a going concern.

There have been no disagreements during the fiscal years ended March 31, 2015 and 2014 and the subsequent interim period up to and including the date of resignation between the Company and StarkSchenkein on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of StarkSchenkein, would have caused them to make reference to the subject matter of the disagreement in connection with StarkSchenkein report.

The Company has provided StarkSchenkein with a copy of this report and has requested in writing that StarkSchenkein provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements.  The Company has received a copy of StarkSchenkein's letter and has filed it as an exhibit to this report.

(b) Appointment of Independent Registered Public Accounting Firm

On June 26, 2015, the Company appointed SingerLewak as its new independent registered public accounting firm.  The Company’s board of directors approved the engagement of SingerLewak.

The Company did not consult with SingerLewak during the fiscal years ended March 31, 2015 and 2014 and any subsequent interim period prior to their engagement regarding: (i) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that the newly appointed accountant concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event in response to paragraph (a)(1)(iv) of Item 304 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit
16.1	Letter from StarkSchenkein, LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATION ENERGY, INC.

Date: June 26, 2015

By:

“/s/ John R. Hislop”

John R Hislop

President, Chief Executive Officer, Chairman of the Board, Chief Financial Officer, and Director